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                                                                   Exhibit 10.15


                     INTERNATIONAL COMPUTER SOLUTIONS, INC.

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into as of the 23rd day of September, 1994 between INTERNATIONAL COMPUTER SOLUTIONS, INC., a Georgia corporation ("ICS") and MICHAEL E. WARREN ("Executive").

         WHEREAS, ICS has developed and is marketing computer software programs and related services in the health care industry and continues to develop and market such software programs and related services;

         WHEREAS, ICS agrees to employ Executive as an executive to provide the services set forth herein; and

         WHEREAS, Executive agrees to provide such services in accordance with the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises herein made and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I.       Employment/Duties.

         (a) ICS shall employ Executive as an executive for sales and marketing during the term of his employment as set forth in this Agreement and Executive hereby accepts such employment. Executives initial position shall be Vice President of Technical Services.

         (b) Executive shall have such powers and duties as assigned to him by the President of ICS from time to time.

         (c) Executive shall report to the President of ICS. Executive shall keep the President timely advised of all significant developments and opportunities and shall timely consult with the President on all significant policies and contracts. Executive's powers and duties are subject to the supervision and instructions of the Board of Directors, Chairman and President.

         (d) Executive agrees that he will at all times faithfully and to the best of his ability and experience faithfully perform all of the duties that may be required of




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         him pursuant to the terms of this Agreement. Executive shall devote his full business time to the performance of his obligations hereunder.

2.       Compensation.

         (a) Base Salary. During the term of his employment, including any extension thereof, ICS will pay to Executive a base salary ("Base Salary") of $60,000 per year, payable in arrears in equal semi-monthly payments. The base salary shall be subject to annual review by the Board of Directors of ICS who shall consider annually an increase in the base salary. Any increase in the base salary shall be at the sole discretion of the Board of Directors. In the event of a disability, to the extent payments are received under an employer-sponsored disability program, the payments hereunder are to be reduced by an amount equal to such disability payments.

         (b) Incentive Compensation. During the term of Executive's employment, including any extension thereof, in addition to the Base Salary as provided in paragraph 2(a), ICS will pay Executive annual incentive compensation provided that the objectives of the program are met. The Incentive compensation shall be pursuant to a program based upon the achieving certain revenue and/or profit goals of ICS and/or of the department in which Executive has responsibilities. Upon agreement as to the program, it shall be signed by the parties hereto and attached hereto as Exhibit A and shall constitute a part of this Agreement.

         (c) Stock Options. American Medcare Corporation ("AMC") shall grant to Executive on the first (1st) day hereafter on which the Board of Directors of AMC meets (which shall be prior to September 30, 1994) the following stock options:

         A stock option for an aggregate of 500,000 shares of Common Stock, par value $.001, of AMC (Common Stock) at $0.001 per share, which shall vest (first be exercisable) and expire as follows:

         Number of Shares        Vest                    Expire

             125,000             December 25, 1994       December 31, 1997
             125,000             March 25, 1995          March 25, 1997
             125,000             July 25, 1995           July 25, 1997
             125,000             October 25, 1995        October 25, 1997

         Such stock options shall be subject to earlier termination upon termination of employment for any reason and to the other terms and conditions as provided in Exhibit B attached hereto and incorporated herein. Such stock options shall be non-qualified stock options.




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         Additional stock options for an aggregate of 500,000 shares of Common
         Stock at the an option price of $0.10 per share, vesting and expiring as follows:

         Number of Shares           Vest                  Expire

               500,000        September 25, 1995     September 25, 2000

         Such stock options shall be subject to earlier termination upon termination of employment for any reason and to the other terms and conditions as provided in Exhibit C attached hereto and incorporated herein. Such stock options shall be incentive stock options within the meaning of Section 422 of the Internal Revenue Code to the extent that
         (a) the option price equals or exceeds the fair market value of a share of Common Stock on the date of grant of the Option by AMC and (b) the aggregate fair market value, determined at the date of grant, of the shares of Common Stock subject to the stock options that are exercisable for the first time during any calendar year shall not exceed $100,000. To the extent such qualifications are not met, the stock option is a non-qualified stock option.

         The shares of Common Stock issued upon the exercise of a stock option may not be registered under a registration statement filed under Securities Act of 1933 ("33 Act"). Therefore, the shares of AMC received will be restricted securities within the meaning of Rule 144 promulgated by the Securities and Exchange Commission under the 33 Act and the transferability thereof will be restricted.

         (d) Employee Benefit Program. Executive shall be eligible to participate in all employee benefit programs, including medical and hospitalization programs, now or hereafter made available by ICS to its employees or Executive employees, subject to terms and conditions of such programs, including eligibility. It is understood that ICS reserves the right to modify and rescind any program or adopt new programs in its sole discretion. ICS may, in its sole discretion, maintain key man life insurance on the life of Executive and designate ICS as the beneficiary. Executive agrees to execute any documents necessary to effect such policy.

         (e) Expenses. Executive shall be reimbursed for expenses reasonably incurred in the performance of his duties hereunder in accordance with the policies of ICS then in effect.

         (f) Vacation. Executive shall be entitled to two weeks of vacation after the first full year of service. Vacation shall be taken at such times as not to materially interfere with the business of ICS. The vacation time must be taken within the time programed or as otherwise mutually agreed in writing, otherwise it expires to the extent not used.

3.       Term


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         The term of the employment of Executive under this Agreement shall be for a period of three (3) years ("Initial Term") commencing on the date hereof and ending on the third (3rd) anniversary thereof, subject to earlier termination and provided in Paragraph 4. The term of employment shall continue after the Initial Term under this Agreement, subject to earlier termination as provided in Paragraph 4, for additional one-year terms until the second anniversary of the last day of the Initial Term unless it is terminated at the end of the Initial Term or as of the first (1st) anniversary of the Initial Term, as the case may be, by either party upon sixty (60) days prior written notice. If the employment of Executive continues thereafter, absent a written agreement, the employment shall be at will and the provisions of this Agreement shall be of no force and effect with respect to such subsequent period, except for the provisions of paragraphs 5, 6, and 7. If the term of employment hereunder is intended to be extended beyond the Initial Term, within ninety (90) days prior to the extension, the parties hereto shall negotiate in good faith any modification to the provisions of subparagraphs (a), (b) and/or (c) of paragraph 2. If no agreement is reached, this Agreement will terminate on the last day of the Initial Term or on the first (1st) anniversary of the last day of the Initial Term, as the case may be.

4.       Early Termination

         (a) For Cause. (1) Notwithstanding the foregoing ICS, may terminate the employment of Executive "for cause" (as hereinafter defined) at any time upon the (10) business days prior written notice. The term "for cause" shall mean (i) the continued failure by Executive substantially to perform his duties with ICS in a reasonably professional manner other than due to total disability or death for a period of thirty (30) days after a written demand for substantial performance is delivered to Executive by the Board of Directors or Chairman or President of ICS, which demand identifies the manner in which the Board or Chairman or President believes Executive has not substantially performed his duties, (ii) the unauthorized dissemination of material trade secrets or other material proprietary property of ICS or its parent or subsidiaries of its pattern, (iii) the commission of a felony or any other crime involving moral turpitude or the pleading of nolo contendere to any such act, (iv) the commission of any act or acts of dishonesty when such acts as intended to result or result, directly or indirectly, in gain or personal enrichment of Executive or any related person or affiliated company or are intended to cause harm or damage to ICS or its parents or subsidiaries of its parent, (v) the illegal use of controlled substances, (vi) the sue of alcohol so as to have a material adverse effect on the performance of his duties, (vii), the misappropriation or embezzlement of assets of ICS or its parent or subsidiaries of its parent, (viii) the making of disparaging remarks regarding ICS or its parent or subsidiaries of its parent or the products or services of any such person to suppliers and/or customers if ICS, its parent or subsidiaries of its parent, or (ix) the breach of any other material term or provision of this Agreement to be performed by Executive




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         which have not been cured within thirty (30) days of receipt of written notice of such breach.

         (2) Upon termination for cause ICS shall have no further obligation to pay any compensation to Executive for periods after the effective date of the termination for cause, except for base salary which accrued as of the termination date. In addition, the right to exercise any vested stock option shall terminate on the effective date of the termination of employment for cause.

         (b) Termination by Executive. Executive may terminate his employment at any time upon at least (10) business days prior written notice to ICS. Upon such termination of employment Executive's right to compensation after the effective date of termination shall cease except for base salary which accrued as of the termination date. In addition, the right to exercise any vested stock option shall terminate on the effective date of termination of employment.

         (c) Termination Upon Death or Disability. (1) The employment of Executive shall terminate upon his death, or (10) business days after written notice by ICS of termination, upon or during the continuance of the total disability (as hereinafter defined) of Executive. (2) Upon termination upon death or upon or during total disability, ICS shall have no further obligation to pay any compensation for periods after the effective date of such termination, except for base salary and incentive compensation which accrued as of the termination date. To the extent stock options have vested as of such termination date, they shall continue to be exercisable for a period of six (60 months thereafter as set forth in the stock option agreements not to exceed the stated expiration date of the stock option.

         (3) The term "total disability" means the inability of Executive to substantially perform his duties hereunder for a continuous period of thirty (30) days unless extended in writing by ICS. Total disability shall be deemed to commence upon the expiration of such continuous thirty (30) day period. In the event of any dispute as to the "total disability" of the Executive, the matter shall be resolved by the decision of a single physician, serving as an arbitrator, mutually selected or appointed in accordance with the rules of the American Arbitration Association, Atlanta, Georgia. The decision of the arbitrator shall be binding on all parties hereto. Executive agrees to submit medical records requested and to submit to such examination and testing requested by such physician.

         (d) Termination by ICS Without Cause. (1) ICS may terminate this Agreement without cause upon thirty (30) days prior written notice to Executive. (2) If the employment of Executive is terminated by ICS under this subparagraph (d) prior to the expiration of the first six
         (6) months of his employment, ICS shall pay Executive the amounts accrued to the date of termination, plus an amount equal to the product of three (3) times the monthly


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minimum compensation of Executive. In addition, the right to exercise any vested stock option shall terminate on the effective date of termination of employment.
(3) If the employment of Executive is terminated by ICS under this subparagraph
(d) on or after the expiration of the first six (6) months of his employment, ICS shall pay Executive the amounts accrued to the date of termination, plus an amount equal to the product of four (4) times the monthly minimum compensation of the Executive. In addition, the right to exercise any vested stock option shall terminate on the effective date of termination of employment.

5. Covenant Not to Compete.

(a) Executive agrees that for the period commencing on the date hereof and ending one (1) year after the expiration of the term of his employment under this Agreement (if employment is continued thereafter at will, then after termination of his employment with ICS or parent or subsidiaries of its parent for any reason), Executive will not, alone or with others, directly or indirectly, own, manage, operate, join, control, participate in the ownership of, management, operation, or control of, be employed by, consult with, advise or be connected in any other manner with any business which develops, distributes or markets software programs, and/or services which compete with the software programs and services of the kind currently marketed by ICS for use in the United States ("Territory") other than with ICS and its parent and subsidiaries of its parent. This covenant not to be complete shall not prohibit
(i) ownership by Executive of not more than one percent (1%) of the equity securities of companies listed on any United States stock exchanges or traded over the counter or (ii) engagements which do not involve, directly or indirectly, the development, distribution or marketing of competitive products or services by entities engaged in such competitive businesses.

(b) Each City and county of each state and each state in the Territory and each month of time covered by this covenant not to compete shall be deemed a servable unit and should any court determine that the inclusion of all states, cities and counties or months would render any such undertaking unreasonable or enforceable for any reason, then those units which are necessary in the judgment of the court to be deleted in order to render such an undertaking, not unreasonable shall be considered to be deleted and such undertaking shall remain in full force and effect as to every other unit of territory and time.

6. Discoveries, Patents, Inventions and Copyrights. Executive shall execute simultaneously with the execution of this Agreement the standard employee agreement of ICS regarding discoveries, patents, inventions and copyrights, a copy of which is attached hereto as Exhibit D.




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7.  Specific Performance. Because of his knowledge and experience,
Executive agrees that ICS shall be entitled to specific performance or an injunction or other similar relief in addition to all other rights and remedies it might have for any violation of the undertakings set forth in Paragraph 5 and 6 of this Agreement.

8. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given upon receipt when delivered by hand or by express mail, overnight courier or other similar method or by facsimile transmission (provided a copy is also sent by registered or certified mail), or five (5) days after deposit of this notice in the US mail, if mailed by certified or registered mail, with postage prepaid addressed to the respective party as set forth below, which address may be changed by written notice to the other party:

                    (a)    If to ICS
                           International Computer Solutions, Inc.
                           4470 Chamblee-Dunwoody Road, Suite 500
                           Atlanta, GA 30338-6226
                           Attn: President

                    (b)    If to Executive:
                           Michael E. Warren
                           2551 Acorn Avenue
                           Atlanta, GA 30305

9. Binding Effect. This Agreement shall insure to the benefit of and be binding upon and enforceable by Executive and his estate, personal representatives and heirs, and by ICS and its successors and assigns. This Agreement and the payments hereunder may not be assigned, pledged or otherwise hypothecated by Executive. This agreement shall be binding on the successors and assigns of ICS.

10. Entire Agreement. This Agreement is intended by the parties hereto to constitute the entire understanding of the parties with respect to the employment of Executive by ICS and supersedes all prior agreements and understandings oral or written.

11. Binding Arbitration/Attorney Fees. Except as otherwise specifically provided, all disputes arising under this Agreement shall be submitted to and settled by arbitration. Arbitration shall be by one (1) arbitrator selected in accordance with the rules of the American Arbitration Association, Atlanta, Georgia ("AAA") by the AAA. The hearings before the arbitrator shall be held in Atlanta, Georgia and shall be conducted in accordance with the rules existing and the date thereof of the AAA to the extent not inconsistent with this Agreement. All costs and expense incurred in connection with any such arbitration proceedings




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and those incurred in any civil action to enforce the same shall be borne by the party against which the decision is rendered.

12. Amendments. This Agreement may not be amended or modified except in writing signed by both parties.

13. Waivers. The failure of either party to insist upon a strict performance of any provision hereof shall not constitute a waiver of such provision. All waivers must be in writing.

14. Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Georgia.
IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

INTERNATIONAL COMPUTER SOLUTIONS, INC.

By:
   ---------------------------------------------
Name:
     -------------------------------------------
Title:
      ------------------------------------------


EXECUTIVE


------------------------------------------------
                            MICHAEL E. WARREN




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Exhibit A
INCENTIVE CONDENSATION


[To be agreed upon]



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Exhibit B

AMERICAN MEDCARE CORPORATION
NON-QUALIFIED STOCK OPTION AGREEMENT
(Option Agreement)

SECTION I

GRANT

         American Medcare Corporation ("Corporation") hereby grants to the Optionee set forth above a stock option ("Option") to purchase the number of shares of common stock, $0.001 par value ("Common Stock"), of the Corporation (collectively "Option Shares") set forth above on the terms and conditions herein set forth. The purchase price of each such share (or fraction thereof) shall be the purchase price per share set forth above.

SECTION II
VESTING AND EXERCISE OF THE OPTION

         The Option granted hereunder may be exercised at any time and from time to time during the period commencing from the first date the Option vests until the date the Option expires to the extent that the Option has vested and is exercisable as provided hereinafter. The Option shall vest and expire, unless sooner terminated as provided in Section III hereof, as follows:


To the extent Option Shares do not vest prior to the termination of the Option for any reason, the Option may not be exercised and such Option Shares may not be acquired hereunder.

SECTION III
EARLY TERMINATION OF OPTION
         The provisions of Sections I and II notwithstanding, the Option may not be exercised in whole or in part following the date of the termination of employment of the Optionee for any reason, other than total disability (as defined in the Employment Agreement with the Optionee dated above) or death of the Optionee while an employee of the Corporation or any Subsidiary or Parent, and more than six (6) months following the date of termination of employment of the Optionee, in the event the termination of employment is due to death or to such disability of the Optionee.

SECTION IV
TRANSFER




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         The Option may not be transferred except by will or the laws of descent and distribution and may be exercised only by Optionee during his lifetime except as provided in Section V. More particularly, but without limiting the generality of the foregoing, this Option may not be assigned, transferred
(except as permitted in Section V), pledged or hypothecated in any way (whether by operation of law or otherwise). The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any attachment or similar process on the Option, shall be null and void and without effect.

SECTION V
DEATH OF OPTIONEE

         In the event of Optionee's death, the Option may be exercised by the legal representatives of the estate of Optionee or by the person or persons to whom Optionee's rights under the Option shall have passed by will or by the laws of descent and distribution.

SECTION VI
TOTAL OR PARTIAL EXERCISE

         The portion of the Option which has vested and is exercisable may be exercised either at one time as to the total number of such Option Shares or may be exercised from time to time as to any portion thereof prior to the termination of the right to exercise the Option for such Option Shares.

SECTION VII
NOTICE OF EXERCISE; ISSUANCE OF CERTIFICATES

         Subject to the terms and conditions of the Option, the vested portions of the Option which has not expired, may be exercised by written notice to the Corporation, at its principal office at American Medcare Corporation, 4470 Chamblee-Dunwoody Road, Suite 500, Atlanta, Georgia 30338, Attention: President, or such other place designated in writing by the corporation from time to time to the Optionee. Such notice shall state the election to exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall be accompanied by a cashier's or bank check payable to the order of the Corporation, or other consideration approved by the Board of Directors for the full purchase price of the Option Shares in respect of which the Option is being exercised. Optionee shall also execute such other subscription documentation and other agreements as deemed necessary or desirable by the corporation. The certificate or certificates representing the Option Shares shall be issued and delivered by the Corporation as soon as practicable after receipt of the notice and payment and execution of the various agreements. Such certificate or certificates shall be registered in the name of the person so exercising the Option and, if the Option shall be exercised by Optionee and the Optionee shall so request in the notice




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exercising the Option, such certificate or certificates shall be registered in the name of Optionee and another person jointly, with right of survivorship, and shall be delivered to or on the written order of the person or persons exercising the Option. In the event the Option is being exercised pursuant to
Section V hereof, by any person or persons other than Optionee, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. The certificates may bear a legend giving notice of restrictions on the transferability thereof under federal and state securities laws.

SECTION VIII
ISSUANCE AND TRANSFER OF SHARES

         In the event the issuance or transfer of the shares of Common Stock covered by the Option may, in the opinion of counsel to the Corporation, conflict or be inconsistent with any applicable law or regulation of any governmental agency having jurisdiction, the Corporation reserves the right to refuse or to delay the issuance or transfer of such shares of Common Stock.


SECTION IX
ADJUSTMENT ON RECAPITALIZATION

         In the event of a merger, consolidation, reorganization, recapitalization, reclassification of stock, stock dividend, stock split, reverse stock split or other change in the corporate structure or capitalization of the Corporation affecting the Corporation's Common Stock as presently constitute, the Option shall be adjusted, modified and/or exercisable for such consideration as determined by the Board of Directors of the Corporation in its sole discretion in good faith, including the termination of the Option effective with such event.




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SECTION X
GOVERNING LAW

         This Option grant shall be governed by the laws of the State of Georgia

                                                  AMERICAN MEDCARE
CORPORATION

                                           By:
          ----------------------------------------
                                           Title:
          ----------------------------------------



OPTIONEE ACKNOWLEDGEMENT

         I have read the above Non-Qualified Stock Option Agreement and hereby accept the above Option to purchase shares of the Common Stock of the Corporation in accordance with and subject to the terms and conditions of the Non-Qualified Stock Option Agreement with which I am familiar and I agree to be bound thereby. I further understand that (i) any rule regulation and determination, including interpretation by the Board of Directors or Committee of the Board of Directors regarding the Option granted and the exercise thereof shall be final and conclusive for all purposes and on all persons including the Corporation and myself, and (ii) the grant of this Option shall not affect in any way the Corporation and/or its Subsidiary and/or Parent's right to terminate my employment and shall not constitute an agreement by me to remain in the employ of the Corporation or its Subsidiary or its Parent for any specified term.


-------------------------------
                                                      Optionee

                                                       Date:

-------------------------------


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EXHIBIT C

AMERICAN MEDCARE CORPORATION
1994 STOCK OPTION PLAN


         I.     PURPOSE

                           The American Medcare Corporation 1994 Stock Option
Plan is an incentive to encourage stock ownership by officers and other key employees of the Corporation, of its Subsidiaries and of its Affiliates in order to provide them with a proprietary interest or to increase their proprietary interest in the corporation's success and/or to encourage them to remain in the employ of the Corporation or any of its Subsidiaries.

         II.      DEFINITIONS

                           Where the following words appear in this Plan, they
shall have the respective meanings set forth below, unless their context clearly indicates a contrary meaning:

A. Affiliate - Any corporation or other business organization in which the Parent owns, directly or indirectly, 25% or more of the voting stock or capital at the time of the granting of the Option.

B.       Board of Directors - The Board of Directors of the Corporation.

C. Code - The Internal Revenue code of 1986, as amended, included amendments hereafter adopted.

D. Committee - The Compensation Committee of the Board of Directors or any successor Committee appointed by the Board of Directors and in the absence of the appointment of such committee, the Board of Directors of the corporation which shall exercise all of the powers of the Committee.

E. Corporation - American Medcare Corporation, a Delaware corporation, that is the parent corporation as defined in Subsections 424(e) and (g) of the code.

F. Employee - Employee shall mean any officer or other key employee (including an officer or other key employee who is also a director) employed on a full-time basis by the corporation or any present or future Parent of Subsidiary or Affiliate.

G. ISO - An option granted under the Plan which constitutes an incentive stock option within the meaning of Section 422 of the Code.




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H.       Non-Qualified Stock Option - An option granted under the Plan which does not qualify as an ISO.

I. Option - An option granted under the Plan which may be either an ISO or a Non-Qualified Stock Option.

J. Option Agreement - The document setting forth the terms and conditions of each Option.

K.       Optionee - The holder of an Option.

L. Parent - Parent shall mean any present or future corporation as defined in Subsections 424(e) and (g) of the code.

M. Plan - American Medcare Corporation 1994 Stock Option Plan, as the same may be amended from time to time in accordance with the terms hereof.

N. Shares - The shares of common stock of the corporation, $0.001 par value, subject to adjustment as provided in Paragraph V of the Plan.

0. Subsidiary - Any present or future subsidiary of the corporation as defined in Subsections 424(f) and (g) of the code.


III.              ADMINISTRATION

                                    A.      The committee shall have full and
complete authority in its sole discretion, but subject to the express provisions of the Plan, to grant Options, to determine the option price of the shares covered by each Option, the Employees of the Corporation, of its subsidiaries and of its affiliates to whom, and the time or times at which, Options shall be granted and number of Shares to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan to determine the terms and conditions of the respective option grant (which terms need not be identical); to cancel and amend Options (with the consent of the holder of the option where required); to impose such conditions on the grant of Options as it determines to be appropriate, including the surrender of outstanding stock options issued under Plan or any other stock options, regardless of the option price; and to make all other determinations and rules and the such other action deemed necessary or advisable for the administration of the Plan. In addition, the Committee may extend the duration of any Option for a period not to exceed one year subject to the provisions of Section VI B without changing the option price upon such terms as the committee may deem advisable.

                                           Each determination, interpretation,
rule or other action made or taken pursuant to the Plan by the Committee shall be final and conclusive for all purposes and upon all persons, including but without limitation thereto, the corporation, subsidiaries, affiliates, the Board of Directors, the Committee, Optionees and Employees of the Corporation, its Subsidiaries and its affiliates and Optionees and their respective successors in interest.

                                  B.        The committee shall consist of not
less than (2) directors, Each member of the Committee shall be a member of the Board of directors who is not eligible to participate under the Plan and who has not been granted or awarded equity securities of the Corporation for at least one year prior to the time the director becomes a member of the committee or during such services on the Committee pursuant to the Plan or any other plan within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (634 Act), except as otherwise permitted under Rule 16b-3 (or any successor rule or regulation).

                                            The Board of Directors may designate
one (1) of the members of the committee as its chairman and the Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting at which a quorum was present. Any decision or determination reduced to writing and signed by all the members of the Committee shall be effective as if it had been made by a vote at a meeting duly called and held. The committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                    C.      No member of the Committee shall be
liable for any action or determination made in good faith with respect to the administration of the Plan and the granting of Options thereunder.

IV.      ELIGIBILITY AND LIMITATIONS

                                    Options may be granted only to Employees of
the corporation or of any Subsidiary or Parent or Affiliate. Persons who are not Employees of the corporation or of a Subsidiary or Parent will not be eligible to receive as ISO. In determining the number of shares to be covered by each Option, subject to Paragraph V. hereof, and persons whom Options shall be granted, the Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Paragraph I hereof Any person who has been granted an Option may be granted an additional Option or Options if the Committee shall so determine. No ISO shall be granted to an individual who, at the time an ISO is granted, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of its Parent or any Subsidiary, unless, at the times the ISO is granted, the option price is at least 110 percent (110%) of the fair market value of the Shares subject to the ISO and the ISO by its terms is not exercisable after the expiration of five (5) years from the date the ISO is granted.

                                    The aggregate fair market value (determined
as of the time an ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the corporation and the Parent and Subsidiaries, if any) shall not exceed $100,000. ISOs granted to an Optionee in excess of such limitation of or any calendar year shall be deemed to be a Non-Qualified Stock Option.

                                  Each Option must be granted within ten (10)
days from the date on which the Plan is adopted by the board of Directors.

V.       AVAILABLE SHARES AND STOCK ADJUSTMENTS

                           A.       The total number of Shares that may be
issued pursuant to Options granted under this Plan shall not exceed 5,000,000 Shares of Common Stock, subject to adjustment as set forth hereinafter. Shares subject to the Plan may be either authorized but unissued Shares or Shares that were once issued and subsequently reacquired by the Corporation. If any Option is surrendered before exercise of lapses without exercise or for any other reason ceases to be exercisable, the Shares reserved therefore shall continue to be available under the Plan. The Corporation will reserve and keep available a sufficient number of authorized but unissued shares and/or treasury shares to be issued upon the exercise of the options.

                           B.       In the event of a stock split, reverse stock
split, stock dividend, combination of Shares or a reclassification of the shares or other similar action by the Corporation, the total number of Shares which may be issued under the Plan upon the exercise of Options and the total number of shares and/or the option price contained in any outstanding Option pursuant to which options were granted under this Plan, shall be appropriately adjusted as determined by the Board of Directors in its sole discretion. Any such adjustment in the number of Shares and/or option price of an ISO shall be made in such a manner as to not constitute a modification as defined in Subsection 424(h)(3) of the code an only to the extent permitted by Sections 422 and 425 of the Code.


                           C.       In the event of any merger or consolidation
or other reorganization in which the Corporation shall be surviving corporation and its shareholders have a right to receive (or retain), in whole or in part, equity securities for the outstanding Shares held, each holder of an outstanding Option shall be entitled to receive, upon the exercise of the Option, in lieu of the number of Shares as to which such holder of the Option would otherwise have been entitled to receive upon the exercise of the Option immediately prior to such merger or consolidation or other reorganization, the number and class of shares or other securities and consideration to which such holder of the Option would have been entitled pursuant to the terms of the merger or consolidation or other reorganization, such is then being so exercised. Comparable rights shall accrue to each holder of an Option in the event of successive mergers or consolidations or other reorganization.

                           D.       In the event of any merger or consolidation
or other reorganization, in which the shareholders of the corporation shall not receive (or retain) any equity securities of the surviving corporation for their Shares, regardless of whether the corporation is the surviving corporation, or upon the dissolution or liquidation of the corporation, except as hereinafter set forth, all Options (whether or not vested in whole or in part) which have not been exercised prior to such event, shall terminate upon such event unless and to the extent the Board of Directors shall have provided for the substitution of other options for, or for the assumption by another corporation of, any unexercised options then outstanding. Such action by the Board of directors may be taken with respect to ISO only to the extent permitted by the Code, including Sections 422 and 424, unless the Options are or are to become Non-Qualified Stock Options. Except to the extent the Board of Directors shall have provided for the substitution of other options for, or for the assumption by another corporation of, any unexercised Option then outstanding or shall have specifically otherwise provided as permitted by this subparagraph D, the Options which have not vested shall not become exercisable prior to such event and all outstanding Options shall expire upon such event.

                           E.       In the event of any merger or consolidation
or other reorganization in which the Corporation is not the surviving corporation and in which its shareholders shall receive equity securities (regardless of whether they receive other consideration for their Shares, each holder of an outstanding Option shall be entitled to receive, upon the exercise of the Option, in lieu of the number of shares as to which such holder of the Option would otherwise have been entitled to receive upon the exercise of the Option immediately prior to such merger or consolidation or other reorganization, the number and class of shares and other securities and consideration to which such holder of the Option would have been entitled pursuant to the terms of the merger or consolidation or other reorganization if, at the time of such merge or consideration or other reorganization, such holder of the Option had been the holder of record of a number of Shares equal to the number of Shares to which such Option is then being so exercised. Comparable rights shall accrue to each holder of an Option in the event of successive mergers or consolidations or reorganizations.

                           F.       Any adjustments pursuant to this Paragraph V
may provide for the elimination of any fractional interest which might otherwise become subject to an option, with or without consideration, as determined by the Board of Directors of the corporation.

VI.      OPTION TERMS

                           The Options will be granted under terms and
conditions set forth in a written instrument as determined by the Committee from time to time, which will include (but no by way of limitation) the following:

                           A.       Price and Payment - the purchase price of
each Share covered by each Option shall be determined by the committee. The purchase price of each share covered by an ISO shall not be less than the fair market value of a Share at the time of the granting of the Option. The fair market value of a Share shall be determined without regard to any restriction other than restrictions which by their terms will never lapse. The purchase price of the Shares for which an Option shall be exercised shall be paid in full at the time of the exercise in cash or by check, subject to collection. The Committee may also provide that the purchase price may be paid in whole in in part by assigning to the corporation a number of shares having a fair market value, determined as of the date the Option is exercised, equal to the cash amount of the option price for the Shares being acquired upon the exercise of the Option. In such event, the committee may, in its sole discretion, require certain representations and other conditions precedent to the acceptance of the Shares form the Optionee.

                           B.       Duration - The duration of the Options shall
be determined by the Committee but in no event shall an Option granted hereunder be exercisable after the earliest of any of the following dates (i) the expiration of the (1O) years from the date the Option is granted; (ii) one (1) year after the cessation of employment, engagement or officership, as the case may be, of the holder of the Option with the corporation, any subsidiary, or the Part or Affiliate, except in the event of termination of such employment or engagement or election, as the case may be, due to death, or disability (within in the meaning of Section 422(c)(6) of the code). The committee's determination as to whether such employment, engagement or election of an Optionee has ceased and the effective date thereof shall be final and conclusive on all persons affected thereby. Whether military or other government or eleemosynary service or other leave of absence will constitute termination of such employment, engagement or election shall be determined in each case by the committee in its sole discretion.

                           C.       Non-transferability - Options granted under
the Plan shall not be transferable otherwise than by will or the laws of descent and distribution or as otherwise permitted pursuant to Section 424(c)(4) of the Code (or any successor provision). Options may be exercised during the lifetime of the Optionee only by the Optionee personally or by the Optionee's legal representative.

                           D.       Exercise of Option - Options granted
hereunder shall be exercisable in whole or in part as determined by the Committee.

                           E.       Conditions to Exercise of Options - Shares
shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with (or be exempt from) all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange or nation market system on which the Shares may then be listed. If the issuance or transfer of Shares to be issued or issued pursuant to any Option granted under this Plan may in the opinion of counsel to the corporation conflict or be inconsistent with any applicable law or regulation of any governmental agency having jurisdiction, including, without limitation, federal and state securities laws, the Corporation reserves the right to delay the issuance of the Shares upon the exercise of an Option and such delay shall be without liability to or other obligation of the corporation, the Corporation shall have no obligation hereunder to file registration statements or other reports or notices or obtain any license or permit or exemption under any federal or state law with respect to the grant of an Option or the issuance of Shares upon the exercise of an Option or the transfer of such Shares at any time thereafter. The Board of directors or Committee may require that the holder of an Option, as a condition to each exercise of the Option in whole on in part, to represent to the corporation in writing that the Shares to be acquired upon the exercise of the Option are to be acquired by the holder of the Option for investment purposes only, for such person's own account, and not with an view to distribution and make such other representations as counsel to the corporation may reasonably request to assure the availability of an exemption from or compliance wit the registration, notice, reporting or licensing requirements of applicable federal or state securities laws. The Option may also set forth such other terms and conditions relating to the non-registration or qualification of the Shares or the issuance or transfer of the Shares by the Corporation under the federal and state securities laws, as the Board of Directors or Committee may prescribe. Such representations and other terms and conditions shall continue in effect as long as counsel to the corporation may reasonably request.

                         F.         Disposition of Shares - In the event the
disposition of Shares acquired upon the exercise of any Option is not covered by a then current registration statement under the Securities Act of 1933, as amended, and under state securities laws, the Shares so purchased shall be restricted against transfer to the extent and for as long as required by such laws and regulations promulgated thereunder or until, and as long as, the Shares are covered by applicable registration statements filed by the Corporation in its sole discretion.


                           G.       Tax Withholding - The corporation may, in
its sole discretion and on terms it shall determine, withhold, or grant to an Optionee the right to elect to have withhold, Shares having a fair market value not in excession of the amount necessary to satisfy the withholding tax obligations of the Optionee, in whole or in part, relating to the exercise of the Option. Any election granted to an executive officer (as defined pursuant to rules promulgated under the 1934 Act) or director or the Parent shall only be made during the period set forth in Rule 16b-3 promulgated under the 1934 Act (or any successor rule or regulation.


         VII.  EXERCISE

                           An Option granted hereunder shall be exercisable in
whole or in part only by written notice delivered in person or by mail to the President of the Corporation at its principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefore and other consideration in accordance with the Option. The holder of an Option shall not be deemed to be a holder of any Shares subject to any Option and shall not be entitled to the rights of a holder of any shares, including the right to receive dividends, unless and until such Shares have been issued.

                  VIII.  TERMINATION AND AMENDMENT

                           The Board of Directors may at any time terminate the
Plan, or make such amendments thereto or modifications thereof as it shall deem advisable, including amendments deemed necessary or desirable to conform any ISO to any change in the Code regulations thereto; provided, however, that the Board of Directors may not, without further approval by the shareholders of the Corporation, increase the maximum number of Shares for which options may be granted under the Plan or change the designation of the class of employees and other persons eligible to receive Options. No termination, modification or amendment of the Plan shall, without the consent of the person to whom an Option shall theretofore have been granted, adversely affect the rights of such person under such Option without such person's consent.

                  IX. MISCELLANEOUS

                           Applicable Law. The Plan shall be governed and
construed in accordance with the laws of the State of Georgia.

                           Employee/Employer Rights. The granting of Options
hereunder shall be entirely discretionary and noting in the Plan shall be deemed to give any Employee any right of continued employment, engagement or officership, as the case may be, or give any person any fight to receive Options or additional Options hereunder or interfere in any way with the right of the Corporation, its Parent or Subsidiary to terminate the Optionee's employment, engagement or election, as the case may be, for any reason or the right of the Employee to terminate his/her employment, engagement, or officership, as the case may be, for any reason.

                           ISO Grants. This Plan is intended to provide in part
for the grant in incentive stock options pursuant to Section 422 of the code, including amendments thereto hereafter adopted, and the provisions of the Plan as they relate to ISOs and the ISOs granted shall be construed to effectuate such purpose. If for any reason it is subsequently determined that an Option intended to qualify as an ISO does not so qualify, the Corporation, Parent and Subsidiary shall have no liability to the Optionee and such Options shall be deemed to be Non-Qualified Stock Options.


         X.     EFFECTIVE DATE

                           The Plan shall become effective on the date of this
adoption by the Board of Directors subject to the approval of the Plan by the shareholders of the Corporation within twelve (12) months after the date of its adoption. The date of granting of an Option shall be the date on which the Committee makes the determination of granting such Option or such later date as designed by the Committee.

Exhibit D

AGREEMENTS REGARDING DISCOVERIES, PATENTS, INVENTIONS, AND
COPYRIGHTS

[to be added]